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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)  January 13, 1998



                           PONDER INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)



    Delaware                     0-18656                         75-2268672
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    (State or other              (Commission                   (IRS Employer
    jurisdiction of              File Number)                Identification No.)
    incorporation)


5005 Riverway Drive, Suite 550, Houston, Texas                          77056
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77056 (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (713) 965-0653
                                                  -----------------------------


                               Not Applicable
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        (Former name or former address, if changed since last report)





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Item 1.  Change in Control of Registrant.

     Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         On January 13, 1998, Ponder Industries, Inc., a Delaware corporation ("Issuer"), acquired all of the issued and outstanding shares of common stock (the "Acquisition") of Fishing Tools, Inc., a Louisiana corporation ("FTI"). The Acquisition was consummated pursuant to a Stock Purchase Agreement dated January 12, 1998 (the "Purchase Agreement"), among Issuer, Robert W. Gerdes, Sr., Reggie W. Hanberry and Brian Sokol (Gerdes, Hanberry and Sokol collectively referred to as "Sellers").

         Pursuant to the terms of the Purchase Agreement, 644,496 shares of the common stock, $.01 par value of Issuer ("Common Stock"), were issued to Sellers along with $6,500,000 in cash. In determining the amount of such consideration, a multiple of fair market value was used and subsequently adjusted based on the results of the due diligence efforts of Issuer. A broker's fee of $180,000 was paid by the Sellers to J.E.V. Marketing, a Louisiana partnership.

         The source of funds for the Acquisition came from the proceeds of a Securities Purchase and Exchange Agreement dated January 12, 1998 (the "Securities Purchase Agreement"), among Issuer, White Owl Investors L.L.C. ("White Owl"), Somerset Capital Partners ("Somerset"), White Owl Capital Partners ("WOCP"), Arvid Sanger ("Sanger"), Antony T.F. Lundy ("Lundy") and Karl Bandtel ("Bandtel") (White Owl, Somerset, WOCP, Sanger, Lundy and Bandtel collectively referred to as "Investors"). Pursuant to the terms of the Securities Purchase Agreement, Issuer sold an aggregate of 11,000,000 shares of Common Stock to White Owl and Somerset in consideration for an aggregate of $11,000,000. In connection with the issuance of the Common Stock to the Sellers, White Owl and Somerset, and pursuant to the terms of the Purchase Agreement and a Joinder Agreement dated January 12, 1998 among Issuer and Investors, Issuer granted to Sellers, White Owl and Somerset certain registration rights.

         The assets acquired by Issuer through the Acquisition relate to the business of renting specialized tools designed to recover unwanted obstructions from the bore holes of oil wells. The assets acquired include leased property, vehicles and equipment utilized in the rental of down hole recovery tools. Issuer intends to continue to use such leased property, intellectual property, vehicles and equipment in the same manner as used prior to the Acquisition.
The Acquisition was accounted for using the purchase method.


Item 3.  Bankruptcy or Receivership.

     Not  Applicable.




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Item 4.  Changes in Registrant's Certifying Accountant.

     Not Applicable.


Item 5.  Other Events.

     Not Applicable.


Item 6.  Resignations of Registrant's Directors.

     Not Applicable.


Item 7.  Financial Statements and Exhibits.

     (a) Combined Financial Statements.

     It is impractical to provide the required financial statements of FTI at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

     (b) Combined Pro Forma Financial Information.

     It is impractical to provide the required pro forma financial information with respect to FTI at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

     (c) Exhibit Index.

     Exhibit 2.1 Stock Purchase Agreement dated January 12, 1998, among Ponder Industries, Inc., Robert W. Gerdes, Sr., Reggie W. Hanberry and Brian J. Sokol.

     Exhibit 4.1 Joinder Agreement dated January 12, 1998, among Ponder Industries, Inc., White Owl Investors L.L.C., Somerset Capital Partners, White Owl Capital Partners, Arvid Sanger, Antony T.F. Lundy and Karl Bandtel.

     Exhibit 10.1 Securities Purchase and Exchange Agreement dated January 12, 1998, among Ponder Industries, Inc., White Owl Investors L.L.C. Somerset Capital Partners, White Owl Capital Partners, Arvid Sanger, Antony T.F. Lundy and Karl Bandtel.




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Item 8.  Change in Fiscal Year.

     Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not Applicable.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PONDER INDUSTRIES, INC.


                                        By:/s/ Eugene L. Butler
                                           -----------------------------------
                                               Eugene L. Butler,
                                               President
                                               Chief Executive Officer and
                                               Chairman of the Board

                                               (Principal Accounting Officer)

DATE:  January 27, 1998




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                                EXHIBIT INDEX


   EXHIBIT NO.        DESCRIPTION
----------------      -----------
     Exhibit 2.1      Stock Purchase Agreement dated January 12, 1998,
                      among Ponder Industries, Inc., Robert W.  Gerdes,
                      Sr., Reggie W. Hanberry and Brian J. Sokol.

     Exhibit 4.1      Joinder Agreement dated January 12, 1998, among
                      Ponder Industries, Inc., White Owl Investors L.L.C.,
                      Somerset Capital Partners, White Owl Capital
                      Partners, Arvid Sanger, Antony T.F. Lundy and Karl
                      Bandtel.

     Exhibit 10.1     Securities Purchase and Exchange Agreement dated
                      January 12, 1998, among Ponder Industries, Inc.,
                      White Owl Investors L.L.C. Somerset Capital Partners,
                      White Owl Capital Partners, Arvid Sanger, Antony T.F.
                      Lundy and Karl Bandtel.